UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: July 31, 2006

Melo Biotechnology Holdings Inc.

 (Exact name of registrant as specified in its charter)

Canada	03-30801	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Room 1411, West Tower Shun Tak Center 168-200 Connaught Road Central, Hong Kong
(Address of principal executive offices) Registrant’s Telephone Number, including area code: 852-2559-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Form 8-K/A amends and supplants Items 5.01, 5.02 and 9.01 of the Current Report on Form 8-K/A filed on August 4, 2006 by Melo Biotechnology Holdings Inc. a Canadian corporation formerly known as MIAD Systems, Ltd. This amendment provides additional information relating to the sale of 2,300,000 shares of common stock of the Company by Michael Green.

Item 5.01

Changes in Control of Registrant.

On July 31, 2006, Michael Green (“Seller”), MIAD Systems Ltd. (the “Company”), and M.L. Strategic Limited (“Buyer” or “MLSL”), closed a transaction into escrow pursuant to a Stock Purchase Agreement (the “Agreement”), whereby Seller agreed to sell, and Buyer agreed to purchase, 2,300,000 shares of common stock of the Company, representing approximately 62% of the issued and outstanding shares of the Company.  The purchase price for the transaction was $519,000.00.

On July 31, 2006, both the funds and the shares relating to the Agreement were placed into escrow for the express purpose of ensuring that a re-domicile of the Company from Canada to the British Virgin Islands occur in a timely manner.  However, pursuant to comments contained in a comment letter submitted by the Securities and Exchange Commission (“SEC”) relating to the Company’s Preliminary 14A, the Company subsequently elected not to pursue a re-domicile. Following that decision, pursuant to Section 2.1 of the Agreement, the parties agreed to close the escrow on November 7, 2006; the escrow was officially closed on November 7, 2006 and all funds and shares were transferred accordingly.  While in escrow, the Seller retained voting control over the shares, but executed a stock proxy on behalf of the Buyer.

MLSL used its own capital to purchase the stock.

Neither MLSL nor any of its affiliates have any relationship with the Company or any of its affiliates other than in respect of the Stock Purchase Agreement.

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In connection with the transaction described above, Mr. Fung Ming was appointed to the Board of directors to serve together with Mr. Michael Green who was previously the sole director. Accordingly, the current directors are Mr. Ming and Mr. Michael Green. Mr. Fung Ming, age 38, is the Executive Director of M.L. Strategic Limited. For the past 10 years, Mr. Fung has been self-employed as a business consultant; and, providing consulting services in relation to accounting, taxation and company secretarial matters.

ITEM 9.01 Financial Statements and Exhibits

(c)

Exhibits.  The following exhibit is filed herewith:

10.7

Stock Purchase Agreement dated July 31, 2006 by and between the Company; M.L. Strategic as

Buyer; and, Michael Green as seller (incorporated by reference from Form 8-K filed with the Securities and Exchange Commission on July 31, 2006).

10.10

Escrow Agreement dated July 31, 2006 by and between Frascona, Joiner, Goodman and

Greenstein, P.C. (“Escrow Agent”), M.L. Strategic Limited (“Buyer”), and Michael Green (“Escrow Beneficiary”).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Melo Biotechnology Holdings Inc.

By: /S/ Fung Ming

Fung Ming, Director

December 28, 2006